CAMBER ENERGY, INC. 8-K

Exhibit 10.2

THIS WARRANT AND THE SECURITIES ISSUABLE UPON THE EXERCISE HEREOF HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR REGISTERED OR QUALIFIED UNDER ANY APPLICABLE STATE SECURITIES LAWS. THEY MAY NOT BE SOLD, OFFERED FOR SALE, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933, AS AMENDED, AND REGISTRATION OR QUALIFICATION UNDER ANY APPLICABLE STATE SECURITIES LAWS OR (B) AN OPINION OF COUNSEL IN FORM AND SUBSTANCE SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION AND QUALIFICATION ARE NOT REQUIRED PURSUANT TO AN EXEMPTION UNDER SUCH ACT AND SECURITIES LAWS.

Warrant No. RA#1	Date: May 25, 2018

CAMBER ENERGY, INC.
COMMON STOCK PURCHASE WARRANT

This Common Stock Purchase Warrant (this “Warrant”) is issued to Richard N. Azar II (the “Holder”), by Camber Energy, Inc., a Nevada corporation (the “Company”).

1.          Purchase of Shares. Subject to the terms and conditions of this Warrant, the Holder is entitled, upon surrender of this Warrant at the principal office of the Company (or at such other place as the Company shall notify the Holder in writing), to purchase from the Company 1,000,000 shares of the Company’s Common Stock, $0.001 par value per share (the “Shares”), subject to adjustment pursuant to Section 8.

2.          Purchase Price. The purchase price for the Shares shall be $0.39 per share of Common Stock, subject to adjustment pursuant to Section 8 (such price, as adjusted from time to time, is herein referred to as the “Exercise Price”).

3.          Exercise Period. This Warrant shall be exercisable, in whole or in part, during the term commencing on the later to occur of (a) the approval by the NYSE American of the additional listing of the Shares; (b) to the extent required by the rules of the NYSE American, the approval of the shareholders of the Company for the issuance of the Shares; and (c) to the extent required in the reasonable determination of the Company’s legal counsel, such time as the Company has increased its authorized but unissued shares of common stock to a sufficient level to allow for the issuance of the Shares, and ending at 5:00 p.m. on May 24, 2023.

4.          Method of Exercise. While this Warrant remains outstanding and exercisable in accordance with Section 3, the Holder may exercise, in whole or in part, the purchase rights evidenced by this Warrant. Such exercise shall be effected by:

(a)       the surrender of the Warrant, together with a duly executed copy of the form of subscription attached hereto, to the Secretary of the Company at its principal offices; and

Camber Energy, Inc.

Common Stock Purchase Warrant

(b)       the payment to the Company of an amount equal to the aggregate Exercise Price for the number of Shares being purchased.

5.          Certificates for Shares. Upon the exercise of the purchase rights evidenced by this Warrant, one or more certificates for the number of Shares so purchased shall be issued as soon as practicable thereafter, and in any event within 10 days of the delivery of the subscription notice.

6.          Issuance of Shares. Except as otherwise provided herein, the Company covenants that the Shares, when issued pursuant to the exercise of this Warrant, will be duly and validly issued, fully paid and nonassessable and free from all taxes, liens and charges with respect to the issuance thereof.

7.          Adjustment of Exercise Price and Number of Shares. The number of Shares purchasable upon exercise of this Warrant and the Exercise Price shall be subject to adjustment from time to time as follows:

(a)       Subdivisions, Combinations and Other Issuances. If the Company shall at any time prior to the expiration of this Warrant subdivide its Common Stock, by split-up or otherwise, or combine its Common Stock, or issue additional shares of its Common Stock as a dividend with respect to any shares of its Common Stock, the number of Shares issuable on the exercise of this Warrant shall forthwith be proportionately increased in the case of a subdivision stock dividend, or proportionately decreased in the case of a combination. Appropriate adjustments shall also be made to the Exercise Price payable per Share, but the aggregate Exercise Price payable for the total number of Shares purchasable under this Warrant (as adjusted) shall remain the same. Any adjustment under this Section 7(a) shall become effective at the close of business on the date the subdivision or combination becomes effective, or as of the record date of such dividend, or in the event that no record date is fixed, upon the making of such dividend.

(b)       Reclassification, Reorganization, and Consolidation. In case of any reclassification, capital reorganization, or change in the capital stock of the Company (other than as a result of a subdivision, combination or stock dividend provided for in Section 7(a)), then, as a condition of such reclassification, reorganization or change, lawful provision shall be made, and duly executed documents evidencing the same from the Company or its successor shall be delivered to the Holder, so that the Holder shall have the right at any time prior to the expiration of this Warrant to purchase, at a total price equal to that payable upon the exercise of this Warrant, the kind and amount of shares of stock and other securities or property receivable in connection with such reclassification, reorganization or change by a holder of the same number and type of securities as were purchasable as Shares by the Holder immediately prior to such reclassification, reorganization or change. In any such case, appropriate provisions shall be made with respect to the rights and interest of the Holder so that the provisions hereof shall thereafter be applicable with respect to any shares of stock or other securities or property deliverable upon exercise hereof, and appropriate adjustments shall be made to the Exercise Price per Share payable hereunder, provided the aggregate Exercise Price shall remain the same.

(c)       Notice of Adjustment. When any adjustment is required to be made in the number or kind of shares purchasable upon exercise of this Warrant, or in the Exercise Price, the Company shall promptly notify the Holder of such event and of the number of Shares or other securities or property thereafter purchasable upon exercise of this Warrant.

Camber Energy, Inc.

Common Stock Purchase Warrant

8.       No Fractional Shares or Scrip. No fractional Shares or scrip representing fractional Shares shall be issued upon the exercise of this Warrant, but in lieu of such fractional Shares the Company shall issue an additional share of common stock to the Holder or pay the Holder the fair market value of such fractional share, as determined in the reasonable discretion of the Board of Directors of the Company, in the Company’s sole discretion.

9.       No Shareholder Rights. Prior to exercise of this Warrant, the Holder shall not be entitled to any rights of a shareholder with respect to the Shares, including without limitation, the right to vote such Shares, receive dividends or other distributions thereon, exercise preemptive rights or be notified of shareholder meetings, and the Holder shall not be entitled to any notice or other communication concerning the business or affairs of the Company.

10.      Successors and Assigns. Subject to the restrictions on transfer described in Section 11 below, the rights and obligations of the Company and the Holder shall be binding on and benefit the successors, assigns, heirs, administrators, and transferees of the parties.

11.      Transfer of this Warrant or any Shares Issued on Conversion Hereof. The Holder shall not sell, assign, pledge, transfer or otherwise dispose of or encumber this Warrant or any Shares issued on exercise hereof (collectively, the “Securities”), except (i) pursuant to an effective registration statement under the Securities Act of 1933, as amended (the “Securities Act”), or (ii) pursuant to an available exemption from registration under the Securities Act and applicable state securities laws and, if requested by the Company, upon delivery by the Holder of an opinion of counsel satisfactory to the Company to the effect that the proposed transfer is exempt from registration under the Securities Act and applicable state securities laws. Any transfer or purported transfer of the Securities in violation of this Section 11 shall be voidable by the Company. The Company shall not register any transfer of the Securities in violation of this Section 11. The Company may, and may instruct any transfer agent for the Company, to place such stop transfer orders as may be required on the transfer books of the Company in order to ensure compliance with the provisions of this Section 11.

12.       Amendments and Waivers. Any term of this Warrant may be amended and the observance of any term of this Warrant may be waived (either generally or in a particular instance and either retroactively or prospectively), with the written consent of the Company and the Holder. Any waiver or amendment effected in accordance with this Section 12 shall be binding upon the Holder of any Shares purchased under this Warrant at the time outstanding (including securities into which such Shares have been converted), each future holder of all such Shares and the Company.

13.       Restrictions. By acceptance hereof, the Holder acknowledges that the Shares acquired upon the exercise of this Warrant have restrictions upon their resale imposed by state and federal securities laws.

14.       Governing Law. This Warrant, and all related matters, whether in contracts or tort, in law or in equity, or otherwise, shall be governed by the laws of the State of Texas, without regard to choice of law or conflict of law principles that direct the application of the laws of a different state.

Camber Energy, Inc.

Common Stock Purchase Warrant

15.       Venue. All disputes and controversies arising out of or in connection with this Warrant shall be resolved exclusively by the state and federal courts located in Bexar County, Texas, and each party hereto agrees to submit to the jurisdiction of said courts and agrees that venue shall lie exclusively with such courts.

16.       Waiver of Jury Trial. THE COMPANY AND THE HOLDER EACH HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATED TO THIS WARRANT.

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Camber Energy, Inc.

Common Stock Purchase Warrant

This Warrant is issued effective as of the date first set forth above.

CAMBER ENERGY, INC., a Nevada corporation

By:	/s/ Bob Schleizer

Name:	Bob Schleizer

Title:	Chief Financial Officer

Camber Energy, Inc.

Common Stock Purchase Warrant

WARRANT SUBSCRIPTION

Camber Energy, Inc.

Attention: Corporate Secretary

The undersigned hereby elects to purchase, pursuant to the provisions of the Common Stock Purchase Warrant issued by Camber Energy, Inc., a Nevada corporation (the “Company”) and held by the undersigned, _________ shares of Common Stock of the Company. Payment of the Exercise Price per Share required under the Warrant accompanies this Subscription.

The undersigned hereby represents and warrants that the undersigned is acquiring such Shares for his own account for investment purposes only, and not for resale or with a view to distribution of such Shares or any part thereof.

Date: ________, 20__

WARRANTHOLDER:

Signature:___________________________

Print Name:___________________________

Title:___________________________

Address:___________________________

Name in which Shares should be registered:___________________________

Camber Energy, Inc.

Common Stock Purchase Warrant